SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2014

THE TIMKEN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-1169	34-0577130
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Mt. Pleasant St., N.W., North Canton, Ohio 44720-5450

(Address of Principal Executive Offices) (Zip Code)

(330) 438-3000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2014, as previously indicated, the Board of Directors of The Timken Company (the “Company”) elected Richard G. Kyle, age 48, as President and Chief Executive Officer of the Company, effective immediately. Mr. Kyle had served as Chief Operating Officer – Bearings and Power Transmission of the Company since 2013. Mr. Kyle joined the Company in 2006 as Vice President of Manufacturing and was named the President of the Aerospace and Mobile Industries Segments in 2008. In 2012, he was named Group President, with responsibility for the Aerospace and Steel segments as well as engineering and technology. Mr. Kyle also serves as a member of the Company’s Board of Directors.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2014 Annual Meeting of Shareholders of the Company held on May 13, 2014, the shareholders of the Company:

(1) elected the eleven Directors set forth below to serve for a term of one year expiring at the annual meeting in 2014 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON- VOTES
Phillip R. Cox	78,191,676	790,499	6,605,519
Diane C. Creel	78,452,110	530,065	6,605,519
Richard G. Kyle	77,628,167	1,354,008	6,605,519
John A. Luke, Jr.	76,243,495	2,738,680	6,605,519
Christopher L. Mapes	78,452,066	530,109	6,605,519
Joseph W. Ralston	77,200,536	1,781,639	6,605,519
John P. Reilly	78,488,315	493,860	6,605,519
Frank C. Sullivan	77,606,948	1,375,227	6,605,519
John M. Timken, Jr.	77,649,623	1,332,552	6,605,519
Ward J. Timken, Jr.	77,142,305	1,839,870	6,605,519
Jacqueline F. Woods	77,185,183	1,796,992	6,605,519

(2) ratified the selection of Ernst & Young LLP as its independent auditor for the year ending December 31, 2014;

FOR	AGAINST	ABSTAIN
83,340,534	1,709,947	537,213

(3) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation; and

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and any related material disclosed in the Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
76,325,452	1,380,045	1,271,741	6,605,519

(4) did not approve a shareholder proposal requesting that the Company adopt a policy requiring that the Chairman of the Board be an independent Director.

FOR	AGAINST	ABSTAIN	BROKER NON- VOTES
20,973,062	57,185,797	823,316	6,605,519

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ William R. Burkhart
William R. Burkhart Senior Vice President and General Counsel

Date: May 14, 2014

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